UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

East West Ave Acquisition Corp
(Exact name of registrant as specified in its charter)

Nevada	001-43355	41-2320127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5725 S Valley View Blvd, Ste 5 #378094

Las Vegas, NV 89118

(Address of principal executive offices)

802-242-1238

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one share of common stock, $0.0001 par value, and one Right to acquire one-fourth of one share of common stock	EWAVU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	EWAV	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fourth of one share of common stock	EWAVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 8, 2026, East West Ave Acquisition Corp, a Nevada corporation (the “Company” or “EWAV”), upon the approval of the board of directors of the Company (the “Board”) and the audit committee of the Board (the “Audit Committee”), dismissed Fortune CPA, Inc (“Fortune CPA”), the former independent registered public accounting firm of the Company and appointed Golden Ocean FAC PAC (PCAOB ID: 7285) (“Golden Ocean”) to serve as its independent registered public accounting firm for the fiscal year ended November 30, 2026.

The Company was incorporated on October 30, 2025 (the “Inception”). Fortune CPA’s reports on the Company’s financial statements since its Inception through November 30, 2025 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the fiscal years ended November 30, 2025 and the subsequent interim period through September 8, 2026, there were no disagreements with Fortune CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fortune CPA, would have caused Fortune CPA to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years. Also during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Fortune CPA with a copy of the above disclosure and requested that Fortune CPA furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the Fortune CPA’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal year ended November 30, 2025 and any subsequent interim periods prior to the engagement of Golden Ocean, neither the Company, nor someone on behalf of the Company, has consulted Golden Ocean regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Golden Ocean concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K, or any other matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Fortune CPA LLP to the U.S. Securities and Exchange Commission, dated September 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East West Ave Acquisition Corp.

	By:	/s/ Maoli (Molly) Huang
	Name:	Maoli (Molly) Huang
	Title:	Chief Executive Officer

Date: September 10, 2026

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